REVOCABLE PROXY MONROE BANCORP SPECIAL MEETING OF SHAREHOLDERS, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder, having received Notice of the Special Meeting and a Proxy Statement Prospectus, each dated , 2010, hereby appoints Steven R. Crider and Bradford J. Bomba, Jr., and each of them acting singly, each with power of substitution, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Special Meeting of Shareholders of Monroe Bancorp to be held on, 2010, at p.m., Eastern Standard Time, at, Bloomington Indiana, and at any adjournment or postponement thereof, with all the powers the undersigned would possess if personally present, in accordance with the following instructions. The Board of Directors recommends a vote FOR Proposals 1 and 2. This Proxy, when properly executed, will be voted in the manner directed herein by the shareholder of record. If no direction is made, this Proxy will be voted FOR all Proposals. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE. (Continued, and to be marked, dated and signed, on the other side) FOLD AND DETACH HERE MONROE BANCORP — SPECIAL MEETING, 2010 YOUR VOTE IS IMPORTANT! Special Meeting Materials are available on-line at: http:www.cfpproxy.com You can vote in one of three ways: 1. Call toll free 1-866-395-9264 on a Touch-Tone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at https: www.proxyvotenow.com and follow the instructions. or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

PLEASE MARK VOTES AS IN THIS EXAMPLE REVOCABLE PROXY MONROE BANCORP Special Meeting of Shareholders , 2010 Shareholder Name Shareholder Name Shareholder Address Shareholder Address 1. Merger Proposal. To approve the Agreement and Plan of Merger dated October 5, 2010 the “Merger Agreement”, by and between Old National Bancorp “Old National” and Monroe Bancorp “Monroe”, pursuant to which Monroe will merge with and into Old National the “Merger”, and the Merger contemplated thereby. 2. Adjournment Proposal. To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient proxies present at the Special Meeting in person or by proxy to approve the Merger Agreement and Merger described in Proposal 1. 3. Other Matters. In their discretion, those named in this proxy may vote upon such other matters as may properly come before the Special Meeting or any adjournment thereof. For For Against Against Abstain Abstain THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS Mark here if you plan to attend the meeting Mark here for address change and note change Please be sure to date and sign this proxy card in the box below. Date Note: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts, corporations or partnerships, title or capacity should be stated. If shares are held jointly, each holder should sign. Sign above IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL PROXY VOTING INSTRUCTIONS Shareholders of record have three ways to vote: 1. By Mail; or 2. By Telephone (using a Touch-Tone Phone); or 3. By Internet. A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., 2010. It is not necessary to return this proxy if you vote by telephone or Internet. Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., 1-866-395-9264 Vote by Internet anytime prior to 3 a.m., go to https:www.proxyvotenow.com Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted. ON-LINE SPECIAL MEETING MATERIALS: http:www.cfpproxy.com/Your Vote is important

REVOCABLE PROXY MONROE BANCORP SPECIAL MEETING OF SHAREHOLDERS , 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder, having received Notice of the Special Meeting and a Proxy Statement/Prospectus, each dated [ , 2010], hereby appoints Steven R. Crider and Bradford J. Bomba, Jr., and each of them acting singly, each with power of substitution, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Special Meeting of Shareholders of Monroe Bancorp to be held on , , 2010, at [p].m., Eastern Standard Time, at , Bloomington, Indiana, and at any adjournment or postponement thereof, with all the powers the undersigned would possess if personally present, in accordance with the following instructions. The Board of Directors recommends a vote FOR Proposals 1 and 2. This Proxy, when properly executed, will be voted in the manner directed herein by the shareholder of record. If no direction is made, this Proxy will be voted FOR all Proposals. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE. (Continued, and to be marked, dated and signed, on the other side) ê FOLD AND DETACH HERE ê — MONROE BANCORP — SPECIAL MEETING, _, 2010 YOUR VOTE IS IMPORTANT! Special Meeting Materials are available on-line at: http://www.cfpproxy.com/ _ You can vote in one of three ways: 1. Call toll free 1-866-395-9264 on a Touch-Tone Phone. There is NO CHARGE to you for this call. or2. Via the Internet at https://www.proxyvotenow.com/ _ and follow the instructions. or3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

PLEASE MARK VOTES AS IN THIS EXAMPLE REVOCABLE PROXY MONROE BANCORP Special Meeting of Shareholders , 2010 Shareholder Name Shareholder Name Shareholder Address Shareholder Address 1. Merger Proposal. To approve the Agreement and Plan of Merger dated October 5, 2010 (the “Merger Agreement”), by and between Old National Bancorp (“Old National”) and Monroe Bancorp (“Monroe”), pursuant to which Monroe will merge with and into Old National (the “Merger”), and the Merger contemplated thereby. 2. Adjournment Proposal. To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient proxies present at the Special Meeting in person or by proxy to approve the Merger Agreement and Merger described in Proposal 1. 3. Other Matters. In their discretion, those named in this proxy may vote upon such other matters as may properly come before the Special Meeting or any adjournment thereof. For For Against Against Abstain Abstain THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS Mark here if you plan to attend the meeting Mark here for address change and note change Please be sure to date and sign this proxy card in the box below. Date Note: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts, corporations or partnerships, title or capacity should be stated. If shares are held jointly, each holder should sign. Sign above IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL é PROXY VOTING INSTRUCTIONS Shareholders of record have three ways to vote: 1. By Mail; or 2. By Telephone (using a Touch-Tone Phone); or 3. By Internet. A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., , 2010. It is not necessary to return this proxy if you vote by telephone or Internet. Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., : 1-866-395-9264 Vote by Internet anytime prior to 3 a.m., go to https://www.proxyvotenow.com/ _ Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted. ON-LINE SPECIAL MEETING MATERIALS: http://www.cfpproxy.com/ _ Your Vote is important!